Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgages for Temple View Capital Funding LP (the “Client”). The Review was conducted from December 2024 to November 2025 on mortgage loans with origination dates from November 2024 through November 2025 via files imaged and provided by the Client for review.

(2) Sample size of the assets reviewed.

The final population of the Review contained three hundred thirty-eight (338) loans totaling an aggregate original principal balance of approximately $308.539 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The AMC Population, to our knowledge, is all of the mortgage loans in the securitization population.

(4) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology. Please note that these loans were not reviewed to any Rating Agency Criteria

DOCUMENT REVIEW

For each Loan, AMC reviewed the Loan File and verified whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical: (a) credit application, (b) credit report, (c) income documentation (i.e., tax returns, audited and/or unaudited financials, as applicable), (d) asset documentation (i.e. bank statements, balance sheets, personal financial statements and/or income statements, as applicable), (e) sales contract or final HUD, (f) hazard or builder’s risk and/or flood insurance policies, (g) appraisal or desktop valuation inspection (“DVI”), (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) entity formation documents and (m) background check.

CREDIT REVIEW

The credit review focused on the borrower’s experience in property rehabilitation, and their credit profile. Conformity to applicable guidelines were all assessed during the review and variances noted. An income calculation was not performed though the presence of income documentation if required by the guidelines was noted.

Credit Application

For the Credit Application, AMC verified whether (a) the application is signed by all listed borrowers and (b) the application is substantially filled out.

Credit Report

AMC verified (a) a credit report is present for each guarantor, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Borrowing Entity

AMC verified the borrowing entity, if not an individual, is properly documented. In addition, AMC verified if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction was made between guarantors and principals, individuals and business entities.

Rehab Funds

AMC noted the funds required for rehab, total repair budget and funds distribution schedule if applicable. In addition, AMC reviewed the file for contractor licensing and experience, if applicable.

Asset Review

AMC assessed whether the asset documentation required by the guidelines is present in the file. AMC verified that assets presented support the required reserves. Documentation reviewed may have included: (a) bank account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

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Valuation Review

AMC reviewed the provided valuation product to verify (a) that the address on the valuation is materially the same as the property address on the note, (b) that there is an ‘As Is’ and ‘As Repaired’ value if applicable and (c) that the valuation product and property type meet the appropriate guidelines.  If the valuation product is a full appraisal AMC will also verify the appraiser licensing and the reasonability of the comparables.  AMC also performed the below review:

1.	Verify there is an appraisal or other FIRREA compliant valuation product in the file. If no such product is found the valuation grade will reflect a ‘D’ for missing document.
2.	Compare the appraised ‘as is value’ to the purchase price, select the lower value of the two values to then be used in the valuation comparison.
3.	Verify there is an AVM or other valuation in the file. If no such product is in file, the grade would be a ‘D’ for missing document.
4.	Compare the additional valuation value to the lessor of the sales price or appraised value. If the difference is outside the 10% tolerance the issuer may either

1.	Order a higher-level product-not another AVM, to try to achieve the 10% tolerance

1.	If the higher level product achieve less than a 10% tolerance then the loan will receive an A grade
2.	If the higher level product does not come within the 10% tolerance the loan will receive a C grade

2.	Or order nothing additional and receive a ‘C’ grade and would be asked to remove the loan from the pool.

Insurance

AMC (a) verified that hazard or builder’s risk insurance meets the minimum required amount of coverage in the guidelines, (b) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (c) for properties in a flood zone per the flood cert, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title

AMC verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC also reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Reviewed for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background

To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, AMC looked for a background check in each file and will review the results of the background check in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC compared data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies were noted.

(5) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the “as is” and/or “after repair” value of the underlying property. AMC’s review included verifying the third-party appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” or “after repair” basis as applicable or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(6) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(7) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

EVENT GRADE SUMMARY

A • Without exception, the loan was originated pursuant to the originator’s applicable underwriting guidelines;

B • The loan does not meet every applicable underwriting guideline; however, most of the loan attributes fall under the underwriting guidelines. Further, there are strong compensating factors for falling outside the originator’s underwriting guidelines;

C • The loan does not meet every applicable underwriting guideline, and there are weak compensating factors for the exceptions;

D • The loan file was not delivered to the reviewer or the loan file is not sufficiently complete to perform the basic review

OVERALL REVIEW RESULTS SUMMARY

Of the three hundred thirty-eight (338) mortgage loans reviewed, all three hundred thirty-eight (338) mortgage loans (100.00%) received a “A” or “B” overall grade.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	162	47.93%
B	176	52.07%
C	0	0.00%
Total	338	100.00%

CREDIT RESULTS SUMMARY

Of the three hundred thirty-eight (338) mortgage loans reviewed, all three hundred thirty-eight (338) mortgage loans (100.00%) received a “A” or “B” credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	162	47.93%
B	176	52.07%
C	0	0.00%
Total	338	100.00%

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PROPERTY/VALUATION RESULTS SUMMARY

Of the three hundred thirty-eight (338) mortgage loans reviewed, all three hundred thirty-eight (338) mortgage loans (100.00%) received a “A” or “B” property grade. A secondary valuation was not obtained or reviewed for ground up construction products but was obtained and reviewed for all other products.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	338	100.00%
B	0	0.00%
C	0	0.00%
Total	338	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “2”, level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review.

Exception Type	Final Exception Rating	Exception Category	Total
Credit	B	Guideline	179
		Credit	48
		Insurance	36
		Business Purpose	13
		Loan Package Documentation	12
		Missing Document	22
		Borrower and Mortgage Eligibility	24
		System	1
		Title	1
		Hazard Insurance	1
		Total Credit Grade (B) Exceptions:	337
Grand Total:			337

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three hundred thirty-eight (338) loans reviewed, there were no discrepancies noted.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Street	0	338	0.00%	338
City	0	338	0.00%	338
State	0	334	0.00%	338
Zip	0	338	0.00%	338
Borrower Last Name	0	338	0.00%	338
Note Date	0	338	0.00%	338
Original Loan Amount	0	338	0.00%	338
Original P&I	0	338	0.00%	338
Representative FICO	0	338	0.00%	338

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Property Type	0	220	0.00%	338
Purpose	0	338	0.00%	338
Appraised Value	0	81	0.00%	338
# of Units	0	323	0.00%	338
Post Rehab/After Repair Value	0	286	0.00%	338
Loan to Cost (LTC)	0	328	0.00%	338
After Repair Value % (ARV)	0	314	0.00%	338
Refi Purpose	0	164	0.00%	338
First Payment Date	0	30	0.00%	338
Amortization Term	0	16	0.00%	338
Maturity Date	0	30	0.00%	338
Original Interest Rate	0	16	0.00%	338
Amortization Type	0	16	0.00%	338
Occupancy	0	16	0.00%	338
Contract Sales Price	0	16	0.00%	338
Appraisal As-Is Value	0	258	0.00%	338
Original LTV	0	8	0.00%	338
Prepayment Penalty	0	7	0.00%	338
Interest Only	0	38	0.00%	338
Total	0	5,543	0.00%	338

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	338	100.00%	$308,538,507.00	100.00%
Total	338	100.00%	$308,538,507.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	338	100.00%	$308,538,507.00	100.00%
Total	338	100.00%	$308,538,507.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	57	16.86%	$42,290,954.00	13.71%
First Time Home Purchase	1	0.30%	$277,074.00	0.09%
Other-than-first-time Home Purchase	165	48.82%	$160,414,728.00	51.99%
Rate/Term Refinance - Borrower Initiated	115	34.02%	$105,555,751.00	34.21%
Total	338	100.00%	$308,538,507.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	338	100.00%	$308,538,507.00	100.00%
Total	338	100.00%	$308,538,507.00	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	215	63.61%	$205,980,121.00	66.76%
Condo, Low Rise	7	2.07%	$7,472,413.00	2.42%
PUD	70	20.71%	$63,533,723.00	20.59%
1 Family Attached	7	2.07%	$4,092,812.00	1.33%
2 Family	23	6.80%	$14,244,479.00	4.62%
3 Family	5	1.48%	$5,040,895.00	1.63%
4 Family	11	3.25%	$8,174,064.00	2.65%
Total	338	100.00%	$308,538,507.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	338	100.00%	$308,538,507.00	100.00%
Total	338	100.00%	$308,538,507.00	100.00%

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